June 20, 1999

Americomm Resources Corporation
First Place Tower
Suite 4000
15 East 5th Street
Tulsa, Oklahoma  74103-4346

Gentlemen:

1. Subscription: The undersigned, intending to be legally bound, irrevocably applies to purchase, in accordance with the terms and subject to the conditions of this Subscription Agreement, from Americomm Resources Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), the number of shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock") set forth in Section 15 below, at a purchase price of $0.30 per Share.

The Shares are being offered by the Company in connection with an offering (the "Offering") of 1,000,000 Shares. The Offering is more particularly described the Company's letter dated June 20, 1999
(the "Offering Letter") and the documents delivered therewith
(collectively, the "Disclosure Documents").

2. Payment: Simultaneously with the execution and deliver of this Subscription Agreement, the undersigned is delivering to the Company, an amount (the "Purchase Price") equal to the number of Shares purchased hereunder multiplied by the purchase price of $0.30 per share. Payment of the Purchase Price is being made by delivery to the Company of a personal check payable to the order of the Company or by the wire transfer of the Purchase Price or by other means satisfactory to the Company.

3. Acceptance: The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject any subscription for Shares, in whole or in part, and to withdraw its offer to sell the Shares at any time before the issuance thereof. A subscription shall be deemed accepted by the Company when the Company either deposits a signed copy of this Agreement or other notice of acceptance in the United States mail, delivers such notice by hand or transmits such notice by facsimile to the undersigned. No subscriptions will be accepted by the Company after the close of business on August 1, 1999, unless the Company extends the Offering beyond such date. If the undersigned's subscription is not accepted, the Purchase Price delivered under Section 2 above will be returned promptly to the undersigned.

4. Delivery of Certificates for Shares: The Company intends to accept subscriptions for Shares on a "rolling basis," there being no minimum number of Shares required to be purchased by others in order to make this subscription effective. As soon as practicable after receipt of the Purchase Price, the Company will deliver to the investor a certificate or certificates representing the Shares registered in the name of the investor or in the name of such nominee as the investor shall have requested.

5. Representations and Warranties of the Purchaser: In order to induce the Company to sell the Shares to the undersigned, the undersigned hereby represents, warrants and covenants to the Company as follows:

    (a) The undersigned is acquiring the Shares solely for the account of the undersigned, for investment purposes only and not with a view to, or for, subdivision, resale, distribution, or fractionalization thereof, or for the account, in whole or in part, of others. No other person has or will have a direct or indirect beneficial interest in the Shares. The undersigned recognizes the restrictions on the transferability of the Shares, and is able to bear the substantial economic risk of an investment in the Shares, including a complete loss thereof, for an indefinite period of time. The undersigned has no need for liquidity in this investment and has no reason to anticipate any change in circumstances, financial or otherwise, or other particular occasion or event which might cause or require the undersigned to attempt to sell or transfer any of the Shares.

    (b) The undersigned understands that the sale of the Shares to the undersigned is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section
4(2) of the Securities Act and applicable state securities laws. The undersigned will not sell, hypothecate or otherwise transfer any or all of the Shares other than in accordance with the following provisions:

         (i) pursuant to a registration statement under the Securities Act which has become effective, and a prospectus related thereto which is current, with respect to the securities to be disposed of, and if required, a registration statement under applicable state securities laws; or

         (ii) pursuant to a specific exemption from registration under the Securities Act and applicable state securities laws, buy only upon the undersigned first having delivered to the Company a favorable reasoned written opinion of counsel for the undersigned, reasonably satisfactory in form and substance to the Company, to the effect that the proposed sale or transfer is exempt from registration under the Securities Act and any applicable state securities laws.

    (c) The undersigned understands that the Shares are not registered under the Securities Act or applicable state securities laws and such securities must be held indefinitely, unless the subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Except as provided in Section 7 hereof, the Company has not undertaken to register the Shares pursuant to the Securities Act and, except as provided therein, will have no obligation to effect on behalf of the undersigned any registration under the Securities Act or to assist the undersigned in complying with any exemption from registration under the Securities Act or any state securities laws. The undersigned understands that the exemption from registration afforded by certain rules and regulations under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, such rules and regulations may afford the basis for sales of the Shares only in limited amounts.

    (d) The undersigned acknowledges that the certificates representing the Shares, and any substitutions or replacements thereof, shall bear a legend in substantially the following form:

    "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, hypothecated or otherwise transferred or disposed of in the absence of such registration, unless an exemption from the requirement of such registration is available under the circumstances at the time obtaining and demonstrated by opinion of counsel satisfactory to the Company."

    (e) The undersigned further represents and warrants that in order to make an informed decision in connection with the purchase of the Shares:

         (i) the undersigned has reviewed the merits and risks of an investment in the Shares with tax and legal counsel and with an investment advisor to the extent deemed advisable by the undersigned;

         (ii) the undersigned recognizes that an investment in the Shares involves a number of significant risks, including, without limitation, those set forth in the Offering Letter and the Disclosure Documents; the undersigned, or the undersigned's agent or attorney, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares; and

         (iii) the undersigned, or the undersigned's agent or attorney,
(A) has been provided with sufficient information with respect to the business of the Company and has carefully reviewed the same including, without limitation, the Company's Offering Letter and the Disclosure Documents; (B) has been provided with such additional information with respect to the Company as the undersigned or the undersigned's agent or attorney has requested; and (C) has had the opportunity to discuss such information with members of the management of the Company and any questions that the undersigned had with respect thereto have been answered to the full satisfaction of the undersigned.

    (f) The undersigned is not relying on the Company with respect to the economic, tax and other considerations to the undersigned relating to this investment. With respect to such considerations, the undersigned has relied on the advice of his own qualified advisors to the extent the undersigned has deemed appropriate.

    (g) The undesigned represents and warrants that the undersigned is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act. Set forth below is a list of the definitions included in such rule. Please confirm your representation by placing your initials in the box set forth next to the definition which applies to you:

[]    (i)    The undersigned is either a bank as defined in Section 3(a)
      (2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or an insurance company as defined in Section 2(13) of the Securities Act; or an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act; or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of $5,000,000;
      or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such
      Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or
[]    (ii)   The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
      or

[]    (iii)  The undersigned is an organization described in Section 501
      (c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000; or

[]    (iv)   The undersigned is a director or executive officer of the
      Company; or

[LM]  (v)    The undersigned is a natural person whose individual net
      worth, or joint net worth with that person's spouse, at the time of the purchase, exceeds $1,000,000; or

[]    (vi)   The undersigned is a natural person who had individual
      income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

[] (vii) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act; or

[] (viii) The undersigned is a corporation or other entity all of whose shareholders or other equity owners are themselves accredited investors by virtue of this subparagraph or by subparagraphs (i),
      (ii), (iii), (iv), (v), (vi) or (vii) above.

For purposes hereof, "individual income" means adjusted gross income as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule
E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code. For purposes hereof, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgage.

    (h) No oral or written representations have been made or oral or written information furnished to the undersigned or the undersigned's advisors in connection with the Offering which were in any way inconsistent with the information provided to the undersigned. The undersigned acknowledges that the Offering Letter and the Disclosure Documents replace and supersede any and all information delivered prior to delivery of the Offering Letter and the Disclosure Documents.

    (i) The undersigned is not subscribing to purchase the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newpaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

    (j) If the undersigned is a corporation, partnership, trust or other entitiy (i) it is duly authorized and empowered to execute, deliver and perform this Subscription Agreement and to purchase the Shares, and has duly taken all requisite action in connection therewith; (ii) the person signing this Subscription Agreement on behalf of the undersigned has been duly authorized by the undersigned to do so; (iii) this Subscription Agreement is a valid and binding legal obligation of the undersigned, enforceable against the undersigned in accordance with its terms; and (iv) the execution, delivery and performance of this Subscription Agreement and the purchase of the Shares do not and will not conflict with, violate or constitute a default under any applicable law or regulation, the undersigned's certificate of incorporation, by-laws, partnership agreement or any agreement or arrangement to which the undersigned is a party or by which it may be bound.

    (k) If the undersigned is acting in a fiduciary capacity in purchasing the Sahres, the fiduciary represents and warrants that he or she has authority to execute this Subscription Agreement on behalf of the person or persons for whom the Shares are being purchased, that such persons have been given the Offering Letter and the Disclosure Documents and this Subscription Agreement and have confirmed to the fiduciary that they have reviewed the same, and that the representations and warranties contained in this Subscription Agreement (and in any other written statement or document delivered to the Company) shall be deemed to have been made on behalf of such person or persons.

    (l) All information which the undersigned has furnished and is furnishing to the Company, including, without limitation, the representation as to the undersigned's status as and "Accredited Investor" within the meaning of Rule 501 promulgated under the Securities Act and all other representations contained in this Subscription Agreement, are correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information prior to the undersigned's receipt of the Shares, the undersigned will immediately furnish such revised or corrected information to the Company. The undersigned is executing and delivering this Subscription Agreement with full awareness of its implications and in recognition of the fact that the Company is relying on the undersigned's representations and warranties in selling Shares to the undersigned, and that the Company and other investors may be damaged if such representations or warranties are incorrect.

    (m) The undersigned agrees, within five days after receipt of a request from the Company, to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

6. Representations, Warranties and Covenants of the Company: The Company hereby represents, warrants and covenants to the undersigned as follows:

    (a) Organization and Qualification: The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority to own and lease its properties and to conduct its business as presently conducted. The Company is duly qualified to transact business as a foreign corporation in each jurisdiction in the United States in which the conduct of its business as presently conducted or its ownership or leasing of property makes such qualification necessary and the failure so to qualify would have a materially adverse effect on the business or financial condition of the Company.

    (b) Authorization and Validity of this Subscription Agreement: The execution, delivery and performance by the Company of this Subscription Agreement, including the offer, issuance, sale and delivery of the Shares, are within the Company's corporate power, have been duly authorized by all necessary corporate action, do not require approval of any governmental body, agency or official and do not, and will not, conflict with, violate or contravene, or consitute a default under, any applicable law or regulation, the Certificate of Incorporation or By-Laws of the Company or any agreement, judgment, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any material lien, claim or encumberance on any asset of the Company. This Subscription Agreement is a valid and binding legal obligation of the Company, enforceable against it in accordance with its terms.

    (c) Authorization and Issuance of the Shares: The Shares have been duly authorized and, upon the issuance thereof and payment therefor in the manner provided herein will be duly authorized, validly issued, fully-paid and nonassessable.

    (d) Consents: No consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required in connection with the Company's valid execution, delivery or performance of this Agreement; or the offer, sale or issuance of the Shares by the Company to the undersigned; or the consummation of any other transaction contemplated on the part of the Company or the undersigned hereby, except any such consents, approvals, qualifications, orders, authorizations, or filings as shall have been disclosed in the Offering Letter or the Disclosure Documents or obtained or made by the Company prior to the issuance of the Shares and such post-issuance notices, reports or similar filings required by applicable law in the ordinary course in connection with the offering and sale of securities.

    (e) Compliance with Regulation D: The Company agrees to file five copies of a Form D with the Securities and Exchange Commission within fifteen days of the date of the first issuance of Shares and to file, on a timely basis, any amendments or supplements to such Form D as may be required under Regulation D promulgated under the Securities Act of 1933, as amended. The Company also agrees to comply with the filing requirements of state securities laws applicable to the offering of securities to the undersigned.

7.  Registration Rights:

    (a) Definitions: For purposes of this Section 7, the following terms shall have the following respective meanings:

         (i) "Commission" shall mean the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         (ii) The term "holder or holders of Registrable Stock" shall mean the holders of Shares issued in this Offering.

         (iii) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

         (iv) The term "Registration Period" shall mean the period commencing on the ninetieth day following the date of the first issuance of Shares in this offering and ending on the seventh anniversary of such date.

         (v) The term "Registrable Stock" means (A) the Shares issued to the undersigned in this Offering, and (B) any common stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of, such Common Stock of the Company; provided, however, that shares of Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the transfer by virtue of Federal or state securities laws; and provided further that Registrable Stock shall cease to be Registrable Stock if the holder could sell or transfer all such securities held by him in one transaction pursuant to Rule 144 promulgated under the Securities Act.

         (vi) "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    (b)  Demand Registration

         (i) Upon the written request of any holder or holders ("Initiating Holders") of at least 350,000 shares (adjusted as provided in Section 7(a) of Registrable Stock (the "Initiating Number"), which request shall be given during the Registration Period, shall state the intended method of disposition by such Initiating Holders and shall request that the Company effect the registration of all or part of the Registrable Stock under the Securities Act, the Company shall promptly give written notice of such requested registration to all other holders, if any, of Registrable Stock. If, after the expiration of thirty days from the mailing of such notice to holders of Registrable Stock, the Company shall have received written requests to register a minimum of 350,000 shares of Registrable Stock, which requests shall state the intended method of disposition of such securities by such holders, the Company shall use all reasonable efforts to prepare and file with the Commission a post-effective amendment to a registration statement, a new registration statement, if then required, and such other documents, including an amended or supplemented prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Securities Act, all to the extent requisite to permit the disposition
(in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Stock so to be registered. If such sale of Registrable Stock is to be pursuant to an underwritten offering, the underwriter shall be selected by the Initiating Holders and shall be reasonably acceptable to the Company. If the underwriter selected determines that the number of shares so to be included is required to be limited due to market conditions or otherwise, the holders of Registrable Stock proposing to sell their shares in such underwritten registration shall share pro rata (according to the number of shares requested to be registered) in the number of shares being underwritten (as determined by such underwriter) and registered for their account. The Company shall only be required to effect one registration pursuant to this Section 7(b).

         (ii) The Company shall not be required to effect any registration under this Section 7(b) within nine months after the completion of any public offering of its securities pursuant to which the holders of Registrable Stock were afforded the right to register as many shares of their Registrable Stock as requested nor within six months after any other public offering by the Company.

         (iii) The Company shall have the right to include in any registration statement or post-effective amendment filed pursuant to this
Section 7(b) other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting with respect of such public offering reasonably determine that the inclusion of such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior to any reduction in the number of shares of Registrable Stock so to be registered.

         (iv) If the registration under this paragraph (b) is effected on a Form S-3 (or any successor form therto), and the effectiveness of such registration statement can be maintained without significant additional expense to the Company, then the Company agrees to maintain the effectiveness of such registration statement for a period of one year after its initial effective date.

    (c)  Incidental Registration:

         (i) If, during the Registration Period, the Company proposes to register shares of Common Stock or securities convertible into or exercisable for Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor form, or filed in connection with an exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock at least twenty days before the anticipated filing date, and such notice shall offer the holders of Registrable Stock the opportunity to register such number of shares of Registrable Stock as the holders of Registrable Stock may request. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registrable Stock to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that if the managing underwriter or underwriters of such offering delivers an opinion to the holders of Registrable Stock that the total amount or kind of securities which it or the Company, and any other persons or entities, intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of each of the holders of Common Stock or securities convertible into or exercisable for Common Stock proposed to be registered (other than the Company and any persons exercising demand registration rights) shall be reduced or limited in proportion to their respective values to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter. For purposes fo this Section 7(c), value shall mean principal amount with respect to debt securities and the proposed offering price per share with respect to equity securities. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register Common Stock or other securities convertible into or exercisable for Common Stock and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery or written notice to the holders of Registrable Stock, (i) in the case of a determination not to effect registration, relieve itself of its obligations to register any Registrable Stock in connection with such registration, or (ii) in the case of determination to delay the registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other shares of Common Stock or other securities convertible into or exercisable for Common Stock.

    (d) Obligations of the Company: Whenever required under this Section 7 to effect the registration of any Registrable Stock, the Company shall, as expeditiously as is reasonalby possible:

         (i) Prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective.

         (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statements.

         (iii) Furnish to the holders of Registrable Stock such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the shareholders may reasonably request in order to facilitate the disposition of Registrable Stock owned by the holders of Registrable Stock.

         (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the holders of Registrable Stock, provided that the Company shall not be required in connnection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions. Anything in this Agreement to the contrary nothwithstanding with respect to the bearing of expenses, if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in the jurisdiction be borne by selling shareholders, then such expenses shall be payable by the holder or holders of Registrable Stock pro rata to the extent required by such jurisdiction.

         (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The holders of Registrable Stock shall also enter into and perform their obligations under such an agreement.

         (vi) Notify the holders of Registrable Stock, at any time when a prospectus relating to Registrable Stock covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therin not misleading in the light of the circumstances then existing.

         (vii) Furnish to the holders of Registrable Stock, on the date that shares of Registrable Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7, if such securities are being sold by underwriters, or, on the date that the registration statement with respect to such securities becomes effective,
(i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders of Registrable Stock and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and to the holders of Registrable Stock.

    (e) Furnish Information: The holders of Registrable Stock shall furnish to the Company, such reasonable information regarding the holders of Registrable Stock, the Registrable Stock, and the intended method of disposition of such securities as shall be required to effect the registration of Registrable Stock as to which the holders of Registrable Stock have requested registration.

    (f) Expenses of Registration: All expenses incident to the Company's performance of or compliance with this Section 7 including, without limitation, all registration and filing fees, fees and expenses of complying with State securities or blue sky laws, printing expenses and fees and disbursements of counsel for the Company and of independent public accountants (including the expense of any special audit), but excluding underwriting commissions and discounts and the fees and disbursements of counsel for the holders of Registrable Stock, shall be borne by the Company. The holders of Registrable Stock shall bear their own pro rata share (calculated according to the number of their shares as a fraction of the total number of shares covered by such registration statement) of all underwriting commissions and discounts incurred in connection with any offering of Registrable Stock with respect to a registration pursuant to this Section 7, as well as their expenses if they have counsel separate from counsel for the Company.

    (g) Idemnification and Contribution: In the event any shares of Registrable Stock are included in a registration statement under Section 7(b) or Section 7(c) hereof:

         (i) To the extent permitted by law, the Company will indemnify and hold harmless the holders of Registrable Stock, any underwriter (as defined in the Securities Act), any other person or entity selling securities in such registration statement, and each director and officer of, and person, if any, who controls such underwriter or such person or entity within the meaning fo the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, ommissions or violations (collectively a "Violation"): (x) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therin or any amendments or supplements thereto,
(y) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulations promulgated under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity agreement contained in this subsection (i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or which results from the bad faith or gross negligence of, the holder or holders of Registrable Stock, any underwriter for holder or holders of Registrable Stock or controlling person of the holder or holders of Registrable Stock.

         (ii) To the extent permiteed by law, the holder or holders of Registrable Stock will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other person or entity selling securities in such registration statement, and each director and officer of, and person, if any, who controls such underwriter or such other person or entity, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or such other person or entity or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the holder or holders of Registrable Stock expressly for use in connection with such registration or results from the bad faith or gross negligence of the holder or holders of Registrable Stock, or any underwriter for the holder or holders of Registrable Stock; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the holder or holders of Registrable Stock, which consent shall not be unreasonably withheld.

         (iii) Promptly after receipt by an indemnified party under this
Section 7(g) of notice of the commencement of any action (including any governmental action), such indemnified party will deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnified party shall have the right to retain its own counsel, however, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (x) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (y) the indemnifying party has failed timely to assume the defense and employ counsel, or (z) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all indemnified parties).
The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(g), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7(g).

         (iv)  If the indemnification provided for in subsection (i) and
(ii) of this Section 7(g) is unavailable or insufficient to hold harmless an indemnified party under such subsection in respect of any losses, claims, damages or liabilities or action in respect thereof or referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the holder or holders of Registrable Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevent equitable considerations, including the failure to give the notice required under such subsections. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the holder or holders of Registrable Stock, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder or holders of Registrable Stock agree that it would not be just and equitable if contribution pursuant to this Section 7(g)(iv) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         (v) The obligations of the Company and the holder or holders of Registrable Stock under this Section 7(g) shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 7.

    (h)  Successors and Assigns:  The agreement of the Company in this
Section 7 shall inure to the benefit of and be enforceable by any holder or holders at the time of any Registrable Stock, whether so expressed or not, provided that the termination of registration rights in respect of any shares of Registrable Stock by reason of the operation of Section
7(b) shall be binding upon any transferee of such shares, and, in the event such termination applies to only a portion of the shares of Registrable Stock at the time held by any holder thereof, in the absence of contrary agreement between such holder and any transferee of such shares, upon the transfer of less than all of the shares by such holder after such termination, such termination shall apply pro rata to the shares so transferred and the shares retained by such holder, or any subsequent transferee. Upon the request of any such holder, the Company will confirm in writing to any transferee of such holder's Registrable Stock the Company's continuing obligation to afford such transferee the benefits of the Company's agreements contained in this Section 7, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this Section 7.

8. Governing Law: This Subscription Agreement has been made in, and shall be construed in accordance with, the laws of the State of New York applicable to contracts made and to be fully performed therein.

9. Severability: Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions of this Subscription Agreement.

10. Assignability: This Subscription Agreement is not transferable or assignable by the undersigned.

11. Backup Withholding: The undersigned verifies under penalties of perjury, that (i) the Taxpayer identification Number set forth in Section 15 is his or its correct taxpayer identification number, and (ii) that the undersigned is not subject to backup withholding either:

         (a) because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends; or

         (b) because the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.**

12. Modification: Neither this Subscription Agreement nor any of its provisions shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

13. Notices: Any notice, demand or other communication which any party to this Subscription Agreement may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if:

         (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books and records of the Company; or

         (b)  delivered personally at such address.

14. Entire Agreement: This Subscription Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all negotiations, representations and other agreements made by and between such parties with respect hereto.

_________________________________
** You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and if you have not received a notice from the IRS advising you that backup withholding has terminated.

                              ALL STATES

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT
TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO
THE UNDERSIGNED IN CONNECTION WITH AN INVESTMENT IN THE SHARES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

The undersigned has read the paragraph appearing under the heading "ALL STATES" above.

15. General Information:

    (a)  Name of Purchaser:              Louis Marx, Jr.

    (b)  Number of Shares to be
         Purchased at $0.30 per Share:   333,333

    (c)  Address:                        667 Madison Avenue
                                         New York, NY  10021

    (d)  Telephone Number:               212-758-8500

    (e)  Social Security or Tax
         Identification No.:             073 32 0878

    (f)  Date and jurisdiction of
         organization if purchaser
         is a business entity:

    (g)  Date and governing
         jurisdiction if
         purchaser is a trust:

    (h)  Trustees:

Name                         Address                Telephone No.
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

The undersigned acknowledges agreement to the foregoing and agrees to the purchase of the Shares

                                       Louis Marx, Jr.

Agreed to and accepted
this 20th day of September, 1999

AMERICOMM RESOURCES CORPORATION

By:  A. E. Whitehead
     Chairman